                                                                       EXHIBIT 4
                 AMENDMENT NO. 11 TO REVOLVING CREDIT AGREEMENT



                                                             as of July 28, 1995



Firstar Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois  60603

Bank One, Milwaukee, NA
111 East Wisconsin Avenue
Milwaukee, Wisconsin  53201

LaSalle National Bank
120 South LaSalle Street
Chicago, Illinois  60603

Gentlemen:

   Electronic Assembly Corporation, a Wisconsin corporation (the "Company"), hereby agrees with you as follows:

   1. Definitions. Reference is made to the Revolving Credit Agreement dated as of April 18, 1991, as amended through Amendment No. 10 thereto dated as of January 27, 1995 (the "Loan Agreement") between the Company and each of the Banks party thereto, pursuant to which the Company has issued its revolving credit notes, each dated January 27, 1995, in the aggregate principal amount of $40,000,000 (the "Existing Notes"). All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms by the Loan Agreement as supplemented and amended hereby.

   2. Addition of Bank One, Milwaukee, NA and LaSalle National Bank. The parties to the Loan Agreement have agreed that, as of the date hereof or such other date on which the Company and the Agent shall agree (the "Effective Date"), (i) the unpaid principal balance of the Existing Note held by NBD Bank, N.A. ("NBD") and all interest accrued thereon to the Effective Date shall be paid and satisfied in full in exchange for the return to the Company of such Existing Note, and NBD shall no longer be a party to the Loan Agreement, and
(ii) Bank One, Milwaukee, NA ("Bank One") and LaSalle National Bank ("LaSalle") shall become parties to the Loan Agreement on the terms and conditions herein and therein set forth.

   3. Increase in Credit; Extension of Termination Date, etc. The Company requests that you agree to (i) increase the aggregate amount of credit available to the Company under the Loan Agreement from $40,000,000 to $55,000,000, (ii) extend the Termination Date and the final maturity of the Existing Notes from July 31, 1997 to July 31, 1998, and (iii) make certain other incidental changes in the Loan Agreement. Any additional loans made pursuant to such increased credit, together with the unpaid balance of the Existing Notes held by Firstar Bank Milwaukee, N.A. ("Firstar") and Harris Trust and Savings Bank ("Harris"), shall be (i) evidenced by new promissory notes of the Company in the form of Exhibit A annexed hereto (the "New Notes") to be dated as of the date hereof, in the amounts of your respective Commitments, which shall be executed by the Company and delivered to each of you against the return of the Existing Notes to the Company, and (ii) secured by the liens granted to the Agent pursuant to the Security Agreement, for the ratable benefit of the Banks. The unpaid principal balance of the Existing Note held by NBD and all accrued interest on the Existing Notes shall be paid in full on the Effective Date.

   4. Amendments to Loan Agreement. Upon issuance of the New Notes, and subject to all of the terms and conditions hereof, the Loan Agreement shall be amended as of the Effective Date as follows:

   (a) All references in the Loan Agreement to the Notes issued thereunder and the loans evidenced thereby shall refer to the New Notes issued hereunder and the loans evidenced thereby.

   (b) All references to the Loan Agreement in the Loan Agreement and in any related agreements shall refer to the Loan Agreement as amended hereby.

   (c) The first paragraph of the Loan Agreement is amended by deleting the reference therein to "NBD Bank, N.A." and replacing it with reference to "Bank One, Milwaukee, NA, a national banking association, and LaSalle National Bank, a national banking association." All references to the "Banks" in the Loan Agreement and the other agreements relating thereto shall refer collectively to Firstar Bank Milwaukee, N.A., Harris Trust and Savings Bank, Bank One, Milwaukee, NA and LaSalle National Bank.

   (d) The reference to "Forty Million Dollars ($40,000,000)" in the recital to the Loan Agreement is amended to "Fifty-Five Million Dollars
  ($55,000,000)."

   (e) The reference to "$20,000,000" in clause (ii)(B) of Section 1.3 of the Loan Agreement (Borrowing Base) is amended to "$27,500,000."

   (f) The first clause of the definition of "Business Day" (before the proviso in such definition) set forth in Section 1.5 of the Loan Agreement is hereby amended to read in its entirety as follows:

     "Business Day" means any day other than Saturday or Sunday on which Banks in the States of Wisconsin and Illinois are open for the transaction of substantially all of their banking functions,"

   (g) The table set forth in Section 1.8 of the Loan Agreement (Commitment) shall be amended to read in its entirety as follows:

                                               Percentage
                   Bank                         Interest                 Commitment
                   ----                        ----------                ----------
  Firstar Bank Milwaukee, N.A.                   36.37%                  $20,000,000
  Harris Trust and Savings Bank                  30.91%                  $17,000,000

  Bank One, Milwaukee, NA                        16.36%                  $ 9,000,000

  LaSalle National Bank                          16.36%                  $ 9,000,000
                                                 ------                  -----------
                                  TOTAL           100%                   $55,000,000

   (h) The reference to "$40,000,000" in clause (i) of Section 1.23 of the Loan Agreement (Maximum Amount of Credit) is amended to "$55,000,000."

   (i) The parenthetical in Subsection 1.31(v) of the Loan Agreement is amended to read in its entirety as follows:

   (or to a customer located outside of the United States or Canada, provided that accounts of such foreign customers may not exceed an aggregate of $5,000,000).

   (j) The date of "July 31, 1997" set forth in Section 1.38 of the Loan Agreement (Termination Date) is amended to "July 31, 1998."

   (k) Section 10.7 of the Loan Agreement is amended by deleting the name and address of NBD Bank, N.A. and replacing it with the names and addresses of Bank One, Milwaukee, NA and LaSalle National Bank as set forth on the first page of this Amendment.

   (l) Exhibit G to the Loan Agreement (Permitted Liens) is amended to read in its entirety as set forth in Exhibit G attached hereto.

   5. Representations and Warranties. The Company repeats and reaffirms the representations and warranties set forth in Section 3 of the Loan Agreement as of the date hereof, except that the representations in Section 3.2 of the Loan Agreement are hereby made with respect to the audited consolidated financial statements of Plexus Corp. as of September 30, 1994. The Company also represents and warrants that the execution, delivery and performance of this Amendment are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of the articles of incorporation or by-laws of the Company or of any law, rule, regulation, order or judgment presently in effect having applicability to the Company; (ii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority; or
(iii) result in any breach of or constitute a default under any indenture or other agreement or instrument under which the Company or any Subsidiary is a party or by which it or its properties may be bound or affected.

   6. Related Transactions; Computations. On the Effective Date, (i) Bank One and LaSalle shall become parties to the Loan Agreement as supplemented and amended hereby with the same force and effect as if signatories thereto and shall have the respective Commitments and Percentage Interests in the loans to be made under the Loan Agreement set forth opposite their respective names in
Section 1.8 of the Loan Agreement as supplemented and amended hereby, (ii) each of you will make such adjustments among yourselves as are necessary so that after giving effect to such adjustments, the Percentage Interest of each of you in the loans outstanding under the Loan Agreement will be the Percentage Interest set forth under Section 1.8 of the Loan Agreement as supplemented and amended hereby, and (iii) the obligations of the Company to Bank One and LaSalle under the Loan Agreement as supplemented and amended hereby shall begin to accrue. The interest and commitment fees due to Firstar and Harris with respect to periods prior to the Effective Date shall be determined in accordance with the Loan Agreement as in effect prior to the Effective Date, and the interest and commitment fees due each of you with respect to the periods beginning on or after the Effective Date shall be determined in accordance with the Percentage Interests in effect on and after the Effective Date.

   7. Conditions. Without limiting any of the other terms of the Loan Agreement as amended hereby, this Amendment shall not become effective, and the Banks shall not be required to make any further loans to the Company unless and until:

     (a) No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment and neither the business nor the assets nor the financial condition of the Company or any Guarantor shall have been materially adversely affected as the result of any event or development since September 30, 1994;

     (b) The Banks shall have received such documents concerning the corporate status of the Company and the Guarantors and the authorization of the transactions contemplated hereby as may be reasonably requested, and a satisfactory opinion of inside counsel to the Company and the Guarantors relating to the validity and enforceability of this Amendment and such other matters as the Banks shall reasonably require;

     (c) All indebtedness of the Company to M&I Bank Fox Valley shall have been paid and satisfied in full and all security interests in favor of such bank in the assets of the Company or any Guarantor shall have been terminated and released; and


     (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all instruments, authorizations and other documents applicable thereto shall be satisfactory in form and substance in the reasonable opinion of the Banks and their counsel.

   8. Confirmation of Loan Agreement. Except as expressly provided above, the Loan Agreement and the other agreements related thereto shall remain in full force and effect.

   9. Fees and Expenses. The Company shall be responsible for the payment of all fees and out-of-pocket disbursements reasonably incurred by the Banks in connection with the preparation, execution, delivery, administration and enforcement of this Amendment including without limitation the reasonable fees and disbursements of counsel for the Banks, whether or not any transaction contemplated by this Amendment is consummated.

   10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Wisconsin.

   11. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

        If the foregoing is satisfactory to you, please sign the form of acceptance below and return a signed counterpart hereof to the Company.

                                                Very truly yours,

                                                ELECTRONIC ASSEMBLY CORPORATION


                                                 By: Thomas N. Turriff
                                                 ------------------------------
                                                 Title: Treasurer

                Agreed to as of the date first above written.

                                                FIRSTAR BANK MILWAUKEE, N.A.


                                                By: Scott Roeper
                                                -----------------------------
                                                Title: Vice President

                                                HARRIS TRUST AND SAVINGS BANK


                                                By: George M. Dluhy
                                                ----------------------
                                                Title: Vice President


                                                BANK ONE, MILWAUKEE, NA

                                                By: A.F. Maggiore
                                                ---------------------
                                                Title: Vice President



                                                LASALLE NATIONAL BANK


                                                By: Kent Hammerstom
                                                ---------------------------
                                                Title: First Vice President


        The undersigned Guarantors hereby consent to the foregoing Amendment to Loan Agreement, and agree that (i) their respective Corporate Guaranty Agreements, each dated as of April 18, 1991, as amended, and all collateral or security therefor, shall remain in full force and effect notwithstanding the amendments made above, and (ii) the obligations under their respective Corporate Guaranty Agreements extend to and cover in full all additional indebtedness which may be incurred by the Company pursuant to the provisions of this Amendment and the New Notes.

                 Dated as of July 28, 1995.

                                                  PLEXUS CORP.


                                                  By: Thomas N. Turriff
                                                  ----------------------------
                                                  Title: Vice President-Finance

                                                  TECHNOLOGY GROUP, INC.


                                                  By: Thomas N. Turriff
                                                  -----------------------------
                                                  Title: Treasurer

                                   EXHIBIT A

                             REVOLVING CREDIT NOTE


$_____________                                          _____________, 199_



                 FOR VALUE RECEIVED, the undersigned, ELECTRONIC ASSEMBLY CORPORATION, hereby promises to pay to the order of _______________ (the "Payee"), on July 31, 1998, at the office of Firstar Bank Milwaukee, N.A., as Agent for the payee hereof, at 777 East Wisconsin Avenue, Milwaukee, Wisconsin in lawful money of the United States of America and in immediately available funds, the principal amount of _______________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all loans made by the Payee to the undersigned under the Revolving Credit Agreement dated as of April 18, 1991, as amended from time to time (the "Credit Agreement"), by and among the undersigned, Firstar Bank Milwaukee, N.A., for itself and as Agent, and certain other banks named therein, together with interest on the principal amount hereof from time to time unpaid. Interest (computed on the basis of the actual number of days elapsed and a year of 360 days) shall accrue on such unpaid principal amount from time to time at the rate or rates set forth in the Credit Agreement, and shall be payable monthly on the first Business Day of each month, or at such other times as may be provided in the Credit Agreement.

                 This Note is one of the New Notes issued under the Credit Agreement, as amended by Amendment No. 11 thereto dated as of the date hereof, and is subject to permissive and mandatory prepayment, in each case upon the terms provided in the Credit Agreement. This Note is payable and secured in accordance with, is governed by and subject to, and is entitled to the benefits of, the Credit Agreement. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

                 This Note shall be construed in accordance with the laws (other than the conflict of laws rules) of the State of Wisconsin. The undersigned waives presentment, protest and notice of dishonor, and agrees, in the event of default hereunder, to pay all costs and expenses of collection, including reasonable attorneys' fees.

                                                 ELECTRONIC ASSEMBLY CORPORATION


                                                  By:___________________________

                                                  Title:________________________

                                PERMITTED LIENS

                 Debtor Name:  Electronic Assembly Corporation



      JURISDICTION        FILE NO.     FILE DATE           SECURED PARTY                  COLLATERAL
------------------------------------------------------------------------------------------------------------
  Secretary of State,   CLEAR
  Kentucky
  (thru 06/15/95)

  County Court Clerk,   94-5692       08/10/94     The Bode-Finn Company          One (1) SP Industries
  Madison County, KY                                                              Compactor
  (thru 06/21/95)

                        94-5207       07/26/94     M&I First National Leasing     Specific equipment
                                                   Corp.
                           Assigned to Center Capital Corporation on 01/17/95; file no. _______

                        93-4091       06/17/93     AT&T Capital Services          Specific equipment
                                                   Corporation

                        93-5569       08/16/93     GE Capital                     Specific equipment

                        85-4837       08/03/85     City of Richmond, Kentucky     All personal property
                                                                                  related to real property
                                                                                  in Exhibit B

                           Assigned to:  Citizen's Fidelity Bank and Trust Co., as Trustee; 85-4837
                         continued on 06/22/90

  Secretary of State,   954607        12/01/87     First National Leasing         Specific equipment
  Wisconsin (thru                                  Corp.
  06/13/95)
                           Continued on 07/13/92; file no. 1291263

                        977750        04/01/88     First National Leasing         Specific equipment
                                                   Corp.

                           Continued on 12/09/92; file no. 1319233
                        1007807       08/24/88     First National Leasing         Specific equipment
                                                   Corp.

                           Continued on 03/25/93; file no. 1342424; amended on 09/01/93; file no. 1376876

                        1017195       10/17/88     First National Leasing         Specific equipment
                                                   Corp.
                           Continued on 05/21/93; file no. 1355909

                        1042323       02/27/89     Equitable Lomas Leasing        Specific equipment
                                                   Corp.

                           Continued on 02/02/94; file no. 1407355
                        1083944       09/25/89     First National Leasing         Specific equipment
                                                   Corp.

                           Continued on 08/23/94; file no. 1450852

                        1121347       04/05/90     First National Leasing         Specific equipment
                                                   Corp.


      JURISDICTION        FILE NO.     FILE DATE           SECURED PARTY                  COLLATERAL
------------------------------------------------------------------------------------------------------------
                           Amended on 09/01/93; file no. 1376877; continued on 12/15/94; file no. 1474590

                        1160672       10/25/90     First National Leasing         Specific equipment
                                                   Corp.

                        1178228       01/31/91     Citizens Commercial Leasing    Specific equipment
                                                   Corp.

                        1180318       02/11/91     First Wisconsin Leasing        Specific equipment
                                                   Services Div. First Wis.
                                                   Natl. Bank of Milwaukee

                        1163623       11/09/90     First National Leasing         Specific computer
                                                   Corp.                          equipment

                        1199449       04/19/91     First Wisconsin National       All inclusive
                                                   Bank of Milwaukee, for
                                                   itself and as agent

                        1203543       05/08/91     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1209054       06/04/91     First Wisconsin Leasing        Specific equipment
                                                   Services

                           Amended on 08/21/91; file no. 1224501

                        1216475       07/11/91     M&I First National Leasing     Computer equipment and
                                                   Corp.                          accessories

                           Amended on 09/01/93; file no. 1376885

                        1219210       07/25/91     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1225943       08/29/91     M&I First National Leasing     Specific furniture,
                                                   Corp.                          furnishings and fixtures

                        1229258       09/17/91     M&I First National Leasing     Miscellaneous production
                                                   Corp.                          equipment

                           Amended on 08/19/92; file no. 1298206

                        1229259       09/17/91     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1232107       10/02/91     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1236122       10/22/91     LINC Venture Lease             Specific equipment
                                                   Partners II LP
                           Assigned on 11/20/91; file no. 1241893; assigned on 02/20/92; file no. 1259808;
                                 amended on 03/02/92; file no. 1262110

                        1236678       10/25/91     M&I First National Leasing     Unspecified furniture and
                                                   Corp.                          accessories

                           NOTE:  VAGUE COLLATERAL DESCRIPTION

                        1236679       10/25/91     M&I First National Leasing     Specific equipment
                                                   Corp.


      JURISDICTION        FILE NO.     FILE DATE           SECURED PARTY                  COLLATERAL
------------------------------------------------------------------------------------------------------------
                           Amended on 09/01/93; file no. 1376886

                        1239724       11/11/91     M&I First National Leasing     Specific equipment
                                                   Corp.

                           Amended on 09/01/93; file no. 1376887

                        1243855       12/02/91     General Electric Capital       Specific equipment
                                                   Corp.

                        1243856       12/02/91     General Electric Capital       Specific equipment
                                                   Corp.

                        1245189       12/09/91     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1245190       12/09/91     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1245191       12/09/91     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1246367       12/16/91     M&I First National Lease       Specific equipment
                                                   Corp.

                           Amended on 09/01/93; file no. 1376889

                        1256906       02/06/92     Hewlett - Packard Co.          Specific Hewlett -
                                                                                  Packard equipment

                        1260670       02/24/92     LINC Venture Lease Partners    Goods and equipment
                                                   II LP                          covered by specific lease

                           Assigned on 03/25/92; file no. 1267760; assigned on 06/05/92; file no. 1283586

                        1261641       02/28/92     Hewlett - Packard Co.          Specific Hewlett -
                                                                                  Packard equipment

                        1272343       04/15/92     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1279434       05/18/92     M&I First National Leasing     Specific computer
                                                   Corp.                          equipment

                           Amended on 09/01/93; file no. 1376888

                        1279968       05/20/92     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1282102       05/29/92     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1290730       07/09/92     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1291444       07/13/92     Hewlett - Packard Co.          Specific Hewlett -
                                                                                  Packard equipment


      JURISDICTION        FILE NO.     FILE DATE           SECURED PARTY                  COLLATERAL
------------------------------------------------------------------------------------------------------------
                        1295534       08/03/92     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1304367       09/23/92     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1306619       10/02/92     Hewlett - Packard Co.          Specific Hewlett -
                                                                                  Packard equipment

                        1307260       10/07/92     M&I First National Leasing     Specific equipment
                                                   Corp.

                           Amended on 09/01/93; file no. 1376890

                        1307417       10/07/92     Norwest Equipment Finance      (1) Temperature Cooling
                                                   Inc.                           Unit

                        1307418       10/07/92     Norwest Equipment Finance      (1) Temperature Cooling
                                                   Inc.                           Unit

                        1320259       12/14/92     United States Leasing          Specific equipment
                                                   International Inc.

                        1320260       12/14/92     United States Leasing          Specific equipment
                                                   International Inc.

                        1320261       12/14/92     United States Leasing          Specific equipment
                                                   International Inc.

                        1323987       01/04/93     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1323988       01/04/93     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1337921       03/05/93     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1349770       04/26/93     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1357595       05/28/93     Hewlett - Packard Co.          Specific Hewlett -
                                                                                  Packard equipment

                        1362944       06/25/93     M&I First National Leasing     Unspecified office
                                                   Corp.                          furniture and furnishings

                           Amended on 07/25/94; file no. 1444582; NOTE:  VAGUE COLLATERAL DESCRIPTION

                        1362945       06/25/93     M&I First National Leasing     Unspecified production
                                                   Corp.                          equipment

                           Amended on 12/14/93; file no. 1397307; NOTE:  VAGUE COLLATERAL DESCRIPTION

                        1363041       06/25/93     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1373970       08/18/93     M&I First National Leasing     Specific equipment
                                                   Corp.


      JURISDICTION        FILE NO.     FILE DATE           SECURED PARTY                  COLLATERAL
------------------------------------------------------------------------------------------------------------
                        1376634       08/31/93     M&I First National Leasing     Specific equipment
                                                   Corp.

                           Amended on 04/13/94; file no. 1422153

                        1377029       09/02/93     M&I First National Leasing     Specific office furniture
                                                   Corp.                          and partitions

                           Amended on 05/12/94; file no. 1429012

                        1378024       09/07/93     Hewlett - Packard Co.          Specific Hewlett -
                                                                                  Packard equipment

                        1378026       09/07/93     Hewlett - Packard Co.          Specific Hewlett -
                                                                                  Packard equipment

                        1383306       10/04/93     Hewlett - Packard Co.          Specific Hewlett -
                                                                                  Packard equipment

                        1387404       10/25/93     US Leasing International       Specific equipment
                                                   Inc.

                        1387405       10/25/93     US Leasing International       Specific equipment
                                                   Inc.

                        1387552       10/27/93     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1392966       11/22/93     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 04/11/94; file no. 1421723

                        1392967       11/22/93     First State Bank               Specific equipment

                           Assigned on 08/26/94; file no. 1451597

                        1392968       11/22/93     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 04/11/94; file no. 1421724

                        1394585       12/01/93     Cobblestone Corp. of           Specific equipment
                                                   Northern New England Inc.

                        1394588       12/01/93     Cobblestone Corp. of           Specific equipment
                                                   Northern New England Inc.

                        1394590       12/01/93     Cobblestone Corp. of           Specific equipment
                                                   Northern New England Inc.

                        1397301       12/14/93     M&I First National Leasing     Specific production
                                                   Corp.                          equipment

                           Amended on 02/17/94; file no. 1410214

                        1399647       12/27/93     Bell Atlantic Tricon           Specific equipment
                                                   Leasing Corp.


      JURISDICTION        FILE NO.     FILE DATE           SECURED PARTY                  COLLATERAL
------------------------------------------------------------------------------------------------------------
                        1399649       12/27/93     Bell Atlantic Tricon           Specific equipment
                                                   Leasing Corp.

                        1399651       12/27/93     Bell Atlantic Tricon           Specific equipment
                                                   Leasing Corp.

                        1399653       12/27/93     Bell Atlantic Tricon           Specific equipment
                                                   Leasing Corp.

                        1399655       12/27/93     Bell Atlantic Tricon           Specific equipment
                                                   Leasing Corp.

                        1399658       12/27/93     Bell Atlantic Tricon           Specific equipment
                                                   Leasing Corp.

                        1399659       12/27/93     Bell Atlantic Tricon           Specific equipment
                                                   Leasing Corp.

                        1406171       01/27/94     Capital Preferred Yield        Specific equipment
                                                   Fund-II LP

                           Assigned on 07/05/94; file no. 1440213

                        1406172       01/27/94     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 04/25/94; file no. 1425002

                        1406173       01/27/94     Capital Preferred Yield        Specific equipment
                                                   Fund-II LP

                           Assigned on 07/05/94; file no. 1440214

                        1406174       01/27/94     Capital Preferred Yield        Specific equipment
                                                   Fund-II LP

                           Assigned on 07/05/94; file no. 1440215

                        1411544       02/24/94     Center Capital Corp.           Specific production
                                                                                  equipment

                           Amended on 10/12/94; file no. 1461081; assigned on 01/17/95; file no. 1481436

                        1416613       03/21/94     Capital Preferred Yield        Specific equipment
                                                   Fund-II LP

                           Assigned on 06/20/94; file no. 1437014

                        1416614       03/21/94     Capital Preferred Yield        Specific equipment
                                                   Fund-II LP

                           Assigned on 06/20/94; file no. 1437015

                        1416615       03/21/94     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 04/11/94; file no. 1421725


      JURISDICTION        FILE NO.     FILE DATE           SECURED PARTY                  COLLATERAL
------------------------------------------------------------------------------------------------------------
                        1417196       03/23/94     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1418251       03/28/94     M&I First National Leasing     Specific computer
                                                   Corp.                          equipment

                           Amended on 06/21/94; file no. 1437327

                        1418330       03/28/94     Tricon Capital Corp.           Specific equipment

                           Assigned on 06/20/94; file no. 1436999

                        1421873       04/12/94     Tricon Capital Corp.           Specific equipment

                           Assigned on 06/20/94; file no. 1436998

                        1421875       04/12/94     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 05/02/94; file no. 1426661

                        1421877       04/12/94     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 05/02/94; file no. 1426662

                        1421879       04/12/94     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 05/02/94; file no. 1426663

                        1421881       04/12/94     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 05/02/94; file no. 1426664

                        1421883       04/12/94     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 05/02/94; file no. 1426665

                        1421885       04/12/94     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 05/02/94; file no. 1426666

                        1426396       05/02/94     CIT Group/Equipment            Specific equipment
                                                   Financing Inc.

                           Assigned on 05/23/94; file no. 1431311

                        1429917       05/17/94     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1435801       06/13/94     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1435802       06/13/94     Norwest Equipment Finance      Specific equipment
                                                   Inc.


      JURISDICTION        FILE NO.     FILE DATE           SECURED PARTY                  COLLATERAL
------------------------------------------------------------------------------------------------------------
                        1435803       06/13/94     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1435804       06/13/94     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1435805       06/13/94     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1437003       06/20/94     Tricon Capital Corp.           Specific equipment

                        1437004       06/20/94     Tricon Capital Corp.           Specific equipment

                        1437005       06/20/94     Tricon Capital Corp.           Specific equipment

                        1440219       07/05/94     Liberty Federal Savings        Specific equipment
                                                   Bank

                           Assigned on 02/20/95; file no. 1488653

                        1441365       07/11/94     Capital Associates             Specific equipment
                                                   International Inc.

                        1442389       07/14/94     Tricon Capital Corp.           Specific equipment

                        1444479       07/25/94     M&I First National Leasing     Specific office
                                                   Corp.                          furniture, office
                                                                                  equipment and computer
                                                                                  equipment

                        1444480       07/25/94     Center Capital Corp.           Specific equipment

                           Assigned on 01/17/95; file no. 1481440

                        1453033       09/02/94     Hewlett - Packard Co.          Specific equipment

                        1455409       09/15/94     Liberty Federal Savings        Specific equipment
                                                   Bank

                           Assigned on 02/20/95; file no. 1488654

                        1460911       10/11/94     General Electric Co.           Specific inventory

                        1462654       10/19/94     Nynex Credit Co.               Specific equipment

                        1462655       10/19/94     Nynex Credit Co.               Specific equipment

                        1462656       10/19/94     Nynex Credit Co.               Specific equipment

                        1462662       10/19/94     Nynex Credit Co.               Specific equipment

                        1463361       10/21/94     Hewlett - Packard Co.          Specific equipment

                        1470327       11/23/94     Nynex Credit Co.               Specific equipment

                        1475242       12/19/94     Capital Preferred Yield        Specific equipment
                                                   Fund III LP

                        1476033       12/22/94     M&I First National Leasing     Specific office
                                                   Corp.                          furnishings and
                                                                                  partitions


      JURISDICTION        FILE NO.     FILE DATE           SECURED PARTY                  COLLATERAL
------------------------------------------------------------------------------------------------------------
                        1486239       02/08/95     M&I First National Leasing     Specific office
                                                   Corp.                          furnishings and
                                                                                  partitions

                        1487118       02/13/95     Cargill Leasing Corp.          Specific equipment

                        1487121       02/13/95     Cargill Leasing Corp.          Specific equipment

                        1496218       03/24/95     Equitable Lomas Leasing        Specific property and
                                                   Corp.                          equipment

                        1498579       04/05/95     M&I First National Leasing     Specific equipment
                                                   Corp.

                        1501012       04/14/95     M&I First National Leasing     Unspecified production
                                                   Corp.                          equipment

                           NOTE:  VAGUE COLLATERAL DESCRIPTION

                        1501013       04/14/95     M&I First National Leasing     Unspecified office
                                                   Corp.                          furniture and equipment

                           NOTE:  VAGUE COLLATERAL DESCRIPTION

                        1503256       04/24/95     Norwest Equipment Finance      Specific equipment
                                                   Inc.

                        1510094       05/22/95     Comdisco Inc.                  Specific equipment

                        1510095       05/22/95     Comdisco Inc.                  Specific equipment

                        1510581       05/24/95     M&I First National Leasing     Specific equipment
                                                   Corp.

  Register of Deeds,    990888        08/12/94     Nynex Credit Company           Specific equipment
  Winnebago County,
  WI (thru 06/16/95)

                           Assigned on 12/19/94; file no. 992164

                        990889        08/12/94     Nynex Credit Company           Specific equipment

                           Assigned on 12/19/94; file no. 992163

                                  PLEXUS CORP.

                             55 Jewelers Park Drive
                            Neenah, Wisconsin  54957

                AMENDMENT NO. 3 TO CORPORATE GUARANTEE AGREEMENT

                                                                   July 28, 1995

Firstar Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois  60603

Bank One, Milwaukee, NA
111 East Wisconsin Avenue
Milwaukee, Wisconsin  53201

LaSalle National Bank
120 South LaSalle Street
Chicago, Illinois  60603

Gentlemen:

     Plexus Corp., a Wisconsin corporation (the "Guarantor"), hereby agrees with you as follows:

     1. Definitions. Reference is made to the Corporate Guarantee Agreement dated as of April 18, 1991, as amended (the "Guarantee Agreement") of the Guarantor relating to the obligations of Electronic Assembly Corporation (the "Debtor") under the Revolving Credit Agreement dated as of April 18, 1991, as amended through Amendment No. 11 thereto dated as of the date hereof (the "Credit Agreement") between the Debtor and each of you. Terms defined in the Guarantee Agreement as amended hereby and not otherwise defined herein are used herein with the meanings so defined.

     2. Amendment to Credit Agreement. The Debtor has requested that the Banks make additional credit available to the Debtor under the Credit Agreement. As a condition to making such additional credit available to the Debtor under the Credit Agreement pursuant to Amendment No. 11 thereto, the Banks have required that the Guarantee Agreement be amended as set forth below.

July 28, 1995
Page 2

     3. Amendments to Guarantee Agreement. Subject to all of the terms and conditions hereof, the Guarantee Agreement is hereby amended as of the date hereof as follows:

         (a) Section 7(a) of the Guarantee Agreement is amended to read in its entirety as follows:

   "(a) Consolidated Tangible Net Worth. Maintain Consolidated Tangible Net Worth (i) at all times through September 30, 1995 of not less than $30,000,000, and (ii) at all times during each fiscal year of the Guarantor thereafter of not less than the sum of (x) Consolidated Tangible Net Worth required by this Agreement for the immediately preceding year plus (y) 50% of Consolidated Net Earnings for such immediately preceding fiscal year (without any reduction for net losses)."

         (b) The definition of "Creditor" set forth in the first recital to the Guarantee Agreement is amended by deleting the reference therein to "Valley Bank" and replacing it with reference to "Bank One, Milwaukee, NA, LaSalle National Bank". All references to the "Creditor" in the Guarantee Agreement shall refer collectively to Firstar Bank Milwaukee, N.A., Harris Trust and Savings Bank, Bank One, Milwaukee, NA and LaSalle National Bank.

     4. Conditions. Notwithstanding the foregoing, this Amendment shall not become effective unless and until each of the conditions to the effectiveness of Amendment No. 11 to the Credit Agreement dated the date hereof has been satisfied, and Amendment No. 11 to the Credit Agreement has been duly executed and delivered by each of the signatories thereto.

     5. Representations. The Guarantor repeats and reaffirms the representations and warranties set forth in Section 6 of the Guarantee Agreement, except as to transactions specifically contemplated hereby. The Guarantor also represents and warrants that the execution, delivery and performance of this Amendment, and the documents required herein, are within the corporate powers of the Guarantor, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of the articles of incorporation or by-laws of the Guarantor or of any law, rule, regulation, order, or judgment presently in effect having applicability to the Guarantor, or (ii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority, or (iii) result in any breach of or constitute a default under any other agreement or instrument to which the Guarantor or any subsidiary is a party or by which it or its properties may be bound or affected.

July 28, 1995
Page 3

   6. Confirmation of Agreements. Except as expressly provided above, the Guarantee Agreement and the other agreements relating thereto shall remain in full force and effect.

   7. Costs and Expenses. The Guarantor shall be responsible for the payment of all fees and out-of-pocket disbursements reasonably incurred by the Banks in connection with the preparation, execution, delivery, administration and enforcement of this Amendment, including all costs of collection, and including without limitation the reasonable fees and disbursements of counsel for the Banks, whether or not any transaction contemplated by this Amendment is consummated.

   8. Miscellaneous. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. The provisions of this Amendment shall inure to the benefit of and be binding upon any successor to any of the parties hereto. All agreements, representations and warranties made herein shall survive the execution of this Amendment and the making of the Loans under the Credit Agreement, as amended.

   If the foregoing is satisfactory to you, please sign the form of acceptance below and return a signed counterpart hereof to the Guarantor.

                                            Very truly yours,

                                            PLEXUS CORP.


                                            By: Thomas N. Turriff
                                               -----------------------------
                                               Title: Vice President-Finance

July 28, 1995
Page 4

                Agreed to as of the date first above written.

                                                FIRSTAR BANK MILWAUKEE, N.A.,
                                                  for itself and as Agent


                                                 By: Scott Roeper
                                                    ----------------------------
                                                    Title: Vice President

                                                HARRIS TRUST AND SAVINGS BANK

                                                By: George M. Dluhy
                                                    ---------------------------
                                                    Title: Vice President

                                                BANK ONE, MILWAUKEE, NA


                                                By: A.F. Maggiore
                                                    --------------------------
                                                    Title: Vice President



                                                LASALLE NATIONAL BANK


                                                By: Kent Hammerstom
                                                    ---------------------------
                                                    Title: First Vice President

                             TECHNOLOGY GROUP, INC.

                             55 Jewelers Park Drive
                            Neenah, Wisconsin  54957

                AMENDMENT NO. 1 TO CORPORATE GUARANTEE AGREEMENT

                                                                   July 28, 1995

Firstar Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois  60603

Bank One, Milwaukee, NA
111 East Wisconsin Avenue
Milwaukee, Wisconsin  53201

LaSalle National Bank
120 South LaSalle Street
Chicago, Illinois  60603

Gentlemen:

                 Technology Group, Inc., a Wisconsin corporation (the "Guarantor"), hereby agrees with you as follows:

                 1. Definitions. Reference is made to the Corporate Guarantee Agreement dated as of April 18, 1991 (the "Guarantee Agreement") of the Guarantor relating to the obligations of Electronic Assembly Corporation (the "Debtor") under the Revolving Credit Agreement dated as of April 18, 1991, as amended through Amendment No. 11 thereto dated as of the date hereof (the "Credit Agreement") between the Debtor and each of you. Terms defined in the Guarantee Agreement as amended hereby and not otherwise defined herein are used herein with the meanings so defined.

                 2. Amendment to Credit Agreement. The Debtor has requested that the Banks make additional credit available to the Debtor under the Credit Agreement. As a condition to making such additional credit available to the Debtor under the Credit Agreement pursuant to Amendment No. 11 thereto, the Banks have required that the Guarantee Agreement be amended as set forth below.

                 3. Amendments to Guarantee Agreement. Subject to all of the terms and conditions hereof, the Guarantee Agreement is hereby amended as of the date hereof as follows:

July 28, 1995
Page 2


                          (a) The definition of "Creditor" set forth in the first recital to the Guarantee Agreement is amended by deleting the reference therein to "Valley Bank" and replacing it with reference to "Bank One, Milwaukee, NA, LaSalle National Bank". All references to the "Creditor" in the Guarantee Agreement shall refer collectively to Firstar Bank Milwaukee, N.A., Harris Trust and Savings Bank, Bank One, Milwaukee, NA and LaSalle National Bank.

                 4. Conditions. Notwithstanding the foregoing, this Amendment shall not become effective unless and until each of the conditions to the effectiveness of Amendment No. 11 to the Credit Agreement dated the date hereof has been satisfied, and Amendment No. 11 to the Credit Agreement has been duly executed and delivered by each of the signatories thereto.

                 5. Representations. The Guarantor repeats and reaffirms the representations and warranties set forth in Section 6 of the Guarantee Agreement, except as to transactions specifically contemplated hereby. The Guarantor also represents and warrants that the execution, delivery and performance of this Amendment, and the documents required herein, are within the corporate powers of the Guarantor, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of the articles of incorporation or by-laws of the Guarantor or of any law, rule, regulation, order, or judgment presently in effect having applicability to the Guarantor, or (ii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority, or (iii) result in any breach of or constitute a default under any other agreement or instrument to which the Guarantor or any subsidiary is a party or by which it or its properties may be bound or affected.

                 6. Confirmation of Agreements. Except as expressly provided above, the Guarantee Agreement and the other agreements relating thereto shall remain in full force and effect.

                 7. Costs and Expenses. The Guarantor shall be responsible for the payment of all fees and out-of-pocket disbursements reasonably incurred by the Banks in connection with the preparation, execution, delivery, administration and enforcement of this Amendment, including all costs of collection, and including without limitation the reasonable fees and disbursements of counsel for the Banks, whether or not any transaction contemplated by this Amendment is consummated.

                 8. Miscellaneous. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. The provisions of this Amendment shall inure to the benefit of and be binding upon any successor to any of the parties hereto. All agreements,

July 28, 1995
Page 3

representations and warranties made herein shall survive the execution of this Amendment and the making of the Loans under the Credit Agreement, as amended.

        If the foregoing is satisfactory to you, please sign the form of acceptance below and return a signed counterpart hereof to the Guarantor.

                                               Very truly yours,

                                               TECHNOLOGY GROUP, INC.


                                                  By: Thomas N. Turriff
                                                     ------------------------
                                                     Title:  Treasurer


                Agreed to as of the date first above written.


                                               FIRSTAR BANK MILWAUKEE, N.A.,
                                                 for itself and as Agent

                                               By: Scott Roeper
                                                   -----------------------
                                                   Title: Vice President

                                               HARRIS TRUST AND SAVINGS BANK


                                               By: George M. Dluhy
                                                   -------------------------
                                                   Title: Vice President



                                               BANK ONE, MILWAUKEE, NA

                                               By: A.F. Maggiore
                                                   ------------------------
                                                   Title: Vice President



                                               LASALLE NATIONAL BANK

                                               By: Kent Hammerstom
                                                   ---------------------------
                                                   Title: First Vice President